ANGEL & FRANKEL, P.C.
Attorneys for Debtors and Debtors-in-Possession
460 Park Avenue
New York, NY  10022-1906
(212) 752-8000
Joshua J. Angel, Esq. (JA-3288)
Leonard H. Gerson, Esq. (LG-6421)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
----------------------------------------x

In re:                                         Chapter 11

SIGNAL APPAREL COMPANY, INC.                   Case Nos. 00-B-14462 (REG)
and SOCCER HOLDINGS, INC.,                          and  00-B-14463 (REG)
                                               Jointly Administered
                         Debtors.
----------------------------------------x

                                S C H E D U L E S

SUMMARY OF SCHEDULES

                                                        ----------------------------------------------------------------------------
                                                                                          Amounts Scheduled

              Name of Schedule                           Attached          Assets ($)       Liabilities ($)            Other ($)
====================================================================================================================================
A -- Real Property                                         Yes
------------------------------------------------------------------------------------------------------------------------------------
B -- Personal Property                                     Yes          $5,575,403.00
------------------------------------------------------------------------------------------------------------------------------------
C -- Property Claimed as Exempt                             No                                                      Not Applicable
------------------------------------------------------------------------------------------------------------------------------------
D -- Creditors Holding Secured Claims                      Yes                               $83,672,606.82
------------------------------------------------------------------------------------------------------------------------------------
E -- Creditors Holding Unsecured Priority Claims           Yes
------------------------------------------------------------------------------------------------------------------------------------
F -- Creditors Holding Unsecured Nonpriority Claims        Yes                               $86,431,191.38
------------------------------------------------------------------------------------------------------------------------------------
G -- Executory Contracts and Unexpired Leases              Yes
------------------------------------------------------------------------------------------------------------------------------------
H -- Codebtors                                              No
------------------------------------------------------------------------------------------------------------------------------------
I -- Current Income of Individual Debtor                    No                                                      Not Applicable
------------------------------------------------------------------------------------------------------------------------------------
J -- Current Expenditures of Individual Debtor              No                                                      Not Applicable
------------------------------------------------------------------------------------------------------------------------------------

SUMMARY OF SCHEDULES

                                                        ----------------------------------------------------------------------------
                                                                                          Amounts Scheduled

              Name of Schedule                           Attached          Assets ($)       Liabilities ($)            Other ($)
====================================================================================================================================
                                                           TOTALS       $5,575,403.00       $170,103,798.20
                                                                       =====================================


SCHEDULE A -- REAL PROPERTY

                                              --------------------------------------------------------------------------------------
                                                                              CURRENT MARKET VALUE ($)
                                                                              of Debtor's Interest in
                                                                                 Property (without
                                                     NATURE OF DEBTOR'S        deducting any secured           AMOUNT ($)
    DESCRIPTION AND LOCATION OF PROPERTY            INTEREST IN PROPERTY        claim or exemption)         OF SECURED CLAIM
====================================================================================================================================
1411 Broadway, 24th Floor                           Leasehold                         Unknown
New York, NY 10018

500 7th Avenue                                      Leasehold                         Unknown
New York, NY 10018

200A Manufacturers Road                             Leasehold                         Unknown
Chattanooga, TN 37405

34 Englehard Avenue                                 Leasehold                         Unknown
Avenel, NJ 07001
====================================================================================================================================
                                                                     TOTAL              $0.00
                                                                               ====================


SCHEDULE B -- PERSONAL PROPERTY

                                            ----------------------------------------------------------------------------------
                                                                                                    CURRENT MARKET VALUE ($)
                                             N                                                      of Debtor's Interest in
                                             O                                                         Property (without
                                             N                                                       deducting any secured
         TYPE OF PROPERTY                    E            DESCRIPTION AND LOCATION OF PROPERTY         claim or exemption)
==============================================================================================================================
1.   Cash on hand                                  Petty Cash - Avenel NJ, Chattanooga, TN                  $1,500.00
------------------------------------------------------------------------------------------------------------------------------
2.   Checking, savings or other                    Bank Accts - Commercial Bank, BNY                      $149,573.00
financial accounts, certificates of
deposit, or shares in
------------------------------------------------------------------------------------------------------------------------------

SCHEDULE B -- PERSONAL PROPERTY

                                            ----------------------------------------------------------------------------------
                                                                                                    CURRENT MARKET VALUE ($)
                                             N                                                      of Debtor's Interest in
                                             O                                                         Property (without
                                             N                                                       deducting any secured
         TYPE OF PROPERTY                    E            DESCRIPTION AND LOCATION OF PROPERTY         claim or exemption)
==============================================================================================================================
banks, savings and loan, thrift,
building and loan, and homestead
associations, or credit unions,
brokerage houses, or cooperatives.
------------------------------------------------------------------------------------------------------------------------------
3.   Security deposits with public                 See Schedule B-3                                       $202,013.00
utilities, telephone companies,
landlords, and others
------------------------------------------------------------------------------------------------------------------------------
4.   Household goods and furnishings        X
including audio, video and computer
equipment.
------------------------------------------------------------------------------------------------------------------------------
5.   Books; pictures and other art          X
objects; antiques; stamp, coin, record,
tape, compact disc, and other
collections or collectibles.
------------------------------------------------------------------------------------------------------------------------------
6.   Wearing apparel.                       X
------------------------------------------------------------------------------------------------------------------------------
7.   Furs and jewelry.                      X
------------------------------------------------------------------------------------------------------------------------------
8.   Firearms and sports, photographic,     X
and other hobby equipment.
------------------------------------------------------------------------------------------------------------------------------
9.   Interests in insurance policies.       X
[Name insurance company of each policy
and itemize surrender or refund value of
each.]
------------------------------------------------------------------------------------------------------------------------------
10.  Annuities.  Itemize and name each      X
issuer.
------------------------------------------------------------------------------------------------------------------------------
11.  Interests in IRA, ERISA, Keogh, or     X
other pension or profit sharing plans.
Itemize.
------------------------------------------------------------------------------------------------------------------------------
12.  Stock and interests in incorporated           Grand Illusions, USL                                   Unknown
and unincorporated businesses.  Itemize.
------------------------------------------------------------------------------------------------------------------------------
13.  Interest in partnerships or joint      X
ventures.  Itemize.
------------------------------------------------------------------------------------------------------------------------------
14.  Government and corporate bonds and     X
other negotiable and nonnegotiable
instruments.
------------------------------------------------------------------------------------------------------------------------------
15.  Accounts receivable.                          See Schedule B-15                                      $522,317.00
------------------------------------------------------------------------------------------------------------------------------
16.  Alimony, maintenance, support, and     X
property settlements to which the debtor
is or may be entitled.  Give particulars.
------------------------------------------------------------------------------------------------------------------------------
17.  Other liquidated debts owing debtor    X
including tax refunds.  Give particulars.
------------------------------------------------------------------------------------------------------------------------------
18. Equitable or future interests, life     X
estates, and rights or powers exercisable
for the benefit of the debtor other than
those listed in Schedule of Real Property.
------------------------------------------------------------------------------------------------------------------------------
19.  Contingent and noncontingent           X
interests in estate of a decedent, death
benefit plan, life insurance policy, or
trust.
------------------------------------------------------------------------------------------------------------------------------
20.  Other contingent and unliquidated      X
claims of every nature, including tax
refunds, counterclaims of the debtor,
and rights to setoff claims.  Give
estimated value of each.
------------------------------------------------------------------------------------------------------------------------------

SCHEDULE B -- PERSONAL PROPERTY

                                            ----------------------------------------------------------------------------------
                                                                                                    CURRENT MARKET VALUE ($)
                                             N                                                      of Debtor's Interest in
                                             O                                                         Property (without
                                             N                                                       deducting any secured
         TYPE OF PROPERTY                    E            DESCRIPTION AND LOCATION OF PROPERTY         claim or exemption)
==============================================================================================================================
21.  Patents, copyrights, and other                See Schedule B-21
intellectual property.  Give particulars.
------------------------------------------------------------------------------------------------------------------------------
22.  Licenses, franchises, and other               See Schedule B-22
general intangibles.  Give particulars.
------------------------------------------------------------------------------------------------------------------------------
23.  Automobiles, trucks, trailers, and     X
other vehicles and accessories.
------------------------------------------------------------------------------------------------------------------------------
24.  Boats, motors, and accessories.        X
------------------------------------------------------------------------------------------------------------------------------
25.  Aircraft and accessories.              X
------------------------------------------------------------------------------------------------------------------------------
26.  Office equipment, furnishings, and            Avenel, NJ; 500 7th Ave., NY; 1411 Broadway, NY;       Unknown
supplies.                                            Chattanooga, TN
------------------------------------------------------------------------------------------------------------------------------
27.  Machinery, fixtures, equipment, and           Avenel, NJ; 500 7th Ave., NY; 1411 Broadway, NY        Unknown
supplies used in business.
------------------------------------------------------------------------------------------------------------------------------
28.  Inventory.                                    34 Englehard Ave., Avenel, NJ                        $4,700,000.00
------------------------------------------------------------------------------------------------------------------------------
29.  Animals.                               X
------------------------------------------------------------------------------------------------------------------------------
30.  Crops - growing or harvested.  Give    X
particulars.
------------------------------------------------------------------------------------------------------------------------------
31.  Farming equipment and implements.      X
------------------------------------------------------------------------------------------------------------------------------
32.  Farm supplies, chemicals and feed.     X
------------------------------------------------------------------------------------------------------------------------------
33.  Other personal property of any kind    X
not already listed.  Itemize.
------------------------------------------------------------------------------------------------------------------------------
                                                                                              TOTAL      5,575,403.00
                                                                                                      ========================

SCHEDULE C -- PROPERTY CLAIMED AS EXEMPT                   NONE - Not Applicable

SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

                                                                                    C = Contingent,  U = Unliquidated,  D = Disputed
------------------------------------------------------------------------------------------------------------------------------------
                                      C
                                      O
                                      D
                                      E                                           C
             CREDITOR'S NAME and      B    DATE CLAIM WAS INCURRED, NATURE OF              AMOUNT ($)
               MAILING ADDRESS        T         LIEN, and DESCRIPTION and         U     OF CLAIM (without
              including Zip Code      O              MARKET VALUE ($)                   deducting value of     UNSECURED PORTION ($)
            (Specify Account No.)     R       of Property Subject to Lien         D        collateral)               (if any)
====================================================================================================================================
GMACCC LLC                                                                               $55,776,879.00
1290 Avenue of the Americas
New York, NY 10104
------------------------------------------------------------------------------------------------------------------------------------
WGI LLC                                                                                  $27,895,727.82
1 East Putnam Avenue
Greenwich, CT 06830
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================
                                                                               TOTAL      83,672,606.82
                                                                                       ===================

SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

TYPE OF PRIORITY CLAIMS (Check the appropriate box(es) below if claims in that category are listed on the attached pages)

       |_| EXTENSIONS OF CREDIT IN AN INVOLUNTARY CASE - Claims arising in the ordinary course of the debtor's business or financial affairs after the commencement of the case but before the earlier of the appointment of a trustee or the order for relief. 11 U.S.C. ss. 507(a)(2).

       |_| WAGES, SALARIES, AND COMMISSIONS - Wages, salaries, and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualified independent sales representatives up to $4000* per person earned within 90 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. ss. 507(a)(3).

       |_| CONTRIBUTIONS TO EMPLOYEE BENEFIT PLANS - Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. ss. 507(a)(4).

       |_| CERTAIN FARMERS AND FISHERMAN - Claims of certain farmers and fishermen, up to $4000* per farmer or fisherman, against the debtor, as provided in 11 U.S.C. ss. 507(a)(5).

       |_| DEPOSITS BY INDIVIDUALS - Claims of individuals up to $1800* for deposits for the purchase, lease, or rental of property or services for personal, family, or household use, that were not delivered or provided. 11 U.S.C. ss. 507(a)(6).

       |_| ALIMONY, MAINTENANCE, OR SUPPORT - Claims of a spouse, former spouse, or child of the debtor for alimony, maintenance, or support, to the extent provided in 11 U.S.C. ss. 507(a)(7).

       |_| TAXES AND CERTAIN OTHER DEBTS OWED TO GOVERNMENTAL UNITS - Taxes, customs duties, and penalties owing to federal, state, and local governmental units as set forth in 11 U.S.C. ss. 507(a)(8).

       |_| COMMITMENTS TO MAINTAIN THE CAPITAL OF AN INSURED DEPOSITORY
           INSTITUTION - Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. ss. 507(a)(9).

----------
* Amounts are subject to adjustment on April 1, 1998, and every three years thereafter with respect to cases commenced on or after the date of adjustment.

WAGES, SALARIES, AND COMMISSIONS                                                   C = Contingent,  U = Unliquidated,  D = Disputed
-----------------------------------------------------------------------------------------------------------------------------------
                                          C
                                          O
                                          D
                                          E                                         C
        CREDITOR'S NAME and               B
          MAILING ADDRESS                 T                                         U            TOTAL              AMOUNT ($)
        including Zip Code                O    DATE CLAIM WAS INCURRED and                    AMOUNT ($)       OF CLAIM ENTITLED TO
       (Specify Account No.)              R      CONSIDERATION FOR CLAIM            D          OF CLAIM              PRIORITY
====================================================================================================================================
Paid pursuant to Court order 9/27/00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                                                     TOTAL       0.00
                                                                                           ==============

SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

CONTRIBUTIONS TO EMPLOYEE BENEFIT PLANS                                            C = Contingent,  U = Unliquidated,  D = Disputed
-----------------------------------------------------------------------------------------------------------------------------------
                                          C
                                          O
                                          D
                                          E                                         C
        CREDITOR'S NAME and               B
          MAILING ADDRESS                 T                                         U            TOTAL              AMOUNT ($)
        including Zip Code                O    DATE CLAIM WAS INCURRED and                    AMOUNT ($)       OF CLAIM ENTITLED TO
       (Specify Account No.)              R      CONSIDERATION FOR CLAIM            D          OF CLAIM              PRIORITY
====================================================================================================================================
Paid pursuant to Court order
9/27/00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                                                     TOTAL       0.00
                                                                                           ==============

DEPOSITS BY INDIVIDUALS                                                            C = Contingent,  U = Unliquidated,  D = Disputed
-----------------------------------------------------------------------------------------------------------------------------------
                                          C
                                          O
                                          D
                                          E                                         C
        CREDITOR'S NAME and               B
          MAILING ADDRESS                 T                                         U            TOTAL              AMOUNT ($)
        including Zip Code                O    DATE CLAIM WAS INCURRED and                    AMOUNT ($)       OF CLAIM ENTITLED TO
       (Specify Account No.)              R      CONSIDERATION FOR CLAIM            D          OF CLAIM              PRIORITY
====================================================================================================================================
None
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                                           ==============

SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

TAXES AND CERTAIN OTHER DEBTS                                                         C = Contingent, U = Unliquidated, D = Disputed
OWED TO GOVERNMENTAL UNITS
------------------------------------------------------------------------------------------------------------------------------------
                                         C
                                         O
                                         D
                                         E                                         C
             CREDITOR'S NAME and         B
               MAILING ADDRESS           T                                         U           TOTAL                AMOUNT ($)
             including Zip Code          O    DATE CLAIM WAS INCURRED, AND                   AMOUNT ($)        OF CLAIM ENTITLED TO
            (Specify Account No.)        R      CONSIDERATION FOR CLAIM            D         OF CLAIM                PRIORITY
====================================================================================================================================
None
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                                                     TOTAL       0.00
                                                                                           ==============

                                                                                           ==============
                                                                          SCHEDULE E TOTAL                              0.00
                                                                                           ==============

SCHEDULE F -- CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

                                                          C = Contingent, U = Unliquidated, D = Disputed
--------------------------------------------------------------------------------------------------------
                                          C
                                          O
                                          D
                                          E                                         C
        CREDITOR'S NAME and               B     DATE CLAIM WAS INCURRED and
          MAILING ADDRESS                 T       CONSIDERATION FOR CLAIM           U
        including Zip Code                O   (If Claim is subject to setoff,                 AMOUNT ($)
       (Specify Account No.)              R         it is so stated.)               D          OF CLAIM
========================================================================================================
See attached schedule.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

========================================================================================================
                                                                               TOTAL      $86,431,191.38
                                                                                          ==============

SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES

                                                           -------------------------------------------------
                                                                DESCRIPTION OF CONTRACT OR LEASE and
NAME and MAILING ADDRESS including Zip                               NATURE OF DEBTOR'S INTEREST.
             Code                                           State whether lease is for Nonresidential Real
   OF OTHER PARTIES TO LEASE                               Property. State contract number of any Government
          OR CONTRACT                                                          Contract.
============================================================================================================
See attached schedule.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

============================================================================================================


SCHEDULE H -- CODEBTORS
                                        ---------------------------------------

===============================================================================

NAME and MAILING ADDRESS OF                     NAME AND ADDRESS OF CREDITOR
         CODEBTOR
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


SCHEDULE I -- CURRENT INCOME OF INDIVIDUAL DEBTOR         NONE -- Not Applicable


SCHEDULE J -- CURRENT EXPENDITURES OF INDIVIDUAL DEBTOR   NONE -- Not Applicable

                    DECLARATION CONCERNING DEBTORS' SCHEDULES
                            UNDER PENALTY OF PERJURY

     I, Michael Dervis, the Chief Financial Officer of Signal Apparel Company, Inc. and Soccer Holdings, Inc., the corporations named as debtors in these cases, declare under penalty of perjury that I have read the foregoing summary and schedules (including the annexed schedules), consisting of 80 sheets, and that they are true and correct to the best of my knowledge, information, and belief.

Dated: December 12, 2000

  /s/  Michael Dervis
---------------------------                       Michael Dervis
                                                  Title: Chief Financial Officer



Penalty for making a false statement or concealing property: Fine of up to $500,000 or imprisonment for up to 5 years or both. 18 U.S.C.ss.ss.152 and 3571.